Exhibit 10.1

THIS IS AN AMENDING AGREEMENT made this 3rd day of April, 2019.

B E T W E E N:

CEN BIOTECH INC.

(Buyer)

(herein “CEN”)

-     -and –

STEVAN POKRAJAC and TESLA DIGITAL INC. and

TESLA DIGITAL GLOBAL GROUP INC.
(Seller)

(herein “PTT”)

WHEREAS the Parties have entered into a Sale Purchase Agreement on August 31st, 2016;.

AND WHEREAS the Parties have further entered into an Amending Agreement made March 29th, 2018 (the “March Agreement”);

AND WHEREAS the Parties have further entered into an Amending Agreement made September 28th , 2018 (the “March Agreement”);

AND WHEREAS paragraph 2 of the said Amending Agreement provides that “…the closing date is December 15th, 2018”;

AND WHEREAS it is desirous that paragraph 2 of the said Amending Agreement be amended in accordance with the terms herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of ONE ($1.00) DOLLAR and the agreements herein contained, the receipt and sufficient of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.

Attached hereto and marked as Schedule “A” is the Amending Agreement dated September 28th, 2018. The Parties agree that the September said Agreement is in full force and effect and legally binding on the Parties.

2.	Paragraph 2 of the September Agreement shall be amended so that the reference therein to December 15th, 2018 is changed to be “December 31st, 2019”

deleted and a new paragraph shall be inserted as follows:

“Transfer/issue one million (1,000,000) shares in the common stock of CEN Biotech Inc. to be listed on public stock exchange. This is in lieu of payment of $5,000,000.00 U.S. dollars referenced above. The closing date is on or before December 31st, 2019.”

3.	All other terms and conditions of the Sale Purchase Agreement and Amending March Agreement are to remain in full force and effect mutatis mutandis.

IN WITNESS WHEREOF the parties hereto have hereunto set their hand and seals.

SIGNED, SEALED AND DELIVERED	}	CEN BIOTECH INC.
in the presence of:	}
	}	__/s/ Bahige Chaaban__________________
	}	per: Bahige Bassem Chaaban,
	}	President
	}	I have authority to bind the Corporation
}
}
	}	_____/s/ Steven Pokrajac__________
	}	STEVEN POKRAJAC
}
	}	TESLA DIGITAL INC.
}
	}	____/s/ Steven Pokrajac _________
	}	per: STEVEN POKRAJAC
	}	President
	}	I have authority to bind the Corporation
}
	}	TESLA DIGITAL GLOBAL GROUP INC.
}
	}	_______/s/ Steven Pokrajac _________
	}	Per: STEVEN POKRAJAC
	}	President
	}	I have authority to bind the Corporation